Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt
Debt
The debt of the Company and the Operating Partnership are the same, except for the presentation of the Convertible Notes. The Convertible Notes were issued by the Company. Subsequently, an intercompany note between the Company and the Operating Partnership was executed with terms identical to those of the Convertible Notes. Therefore, in the consolidated balance sheet of the Operating Partnership, the amounts related to the Convertible Notes are reflected as notes payable to Spirit Realty Capital, Inc., net. The Company's debt is summarized below:

	2017 Weighted Average Effective Interest Rates(1)	2017 Weighted Average Stated Rates (2)	2017 Weighted Average Maturity (3)	December 31, 2017	December 31, 2016
				(In Thousands)
Revolving Credit Facility	3.88%	2.44%	1.2	$112,000	$86,000
Term Loan	2.68%	2.50%	0.8	—	420,000
Master Trust Notes	5.52%	5.01%	5.2	2,248,504	1,672,706
CMBS - fixed-rate	5.78%	5.81%	4.6	332,647	528,427
Convertible Notes	5.32%	3.28%	2.3	747,500	747,500
Senior Unsecured Notes	4.65%	4.45%	8.7	300,000	300,000
Total debt	5.04%	4.35%	4.7	3,740,651	3,754,633
Debt discount, net				(61,399)	(52,894)
Deferred financing costs, net (4)				(39,572)	(37,111)
Total debt, net				$3,639,680	$3,664,628
(1) The effective interest rates include amortization of debt discount/premium, amortization of deferred financing costs, facility fees and non-utilization fees, where applicable, calculated for the year ended December 31, 2017.
(2) Represents the weighted average stated interest rate based on the outstanding principal balance as of December 31, 2017.
(3) Represents the weighted average maturity based on the outstanding principal balance as of December 31, 2017.
(4) The Company records deferred financing costs for the Revolving Credit Facility in deferred costs and other assets, net on its consolidated balance sheets.
Revolving Credit Facility
On March 31, 2015, the Company, as guarantor, and the Operating Partnership, as borrower, entered into the Credit Agreement that established a new $600.0 million unsecured credit facility. The Revolving Credit Facility matures on March 31, 2019 (extendible at the Operating Partnership's option to March 31, 2020, subject to satisfaction of certain requirements) and includes an accordion feature to increase the committed facility size up to $1.0 billion, subject to satisfying certain requirements and obtaining additional lender commitments. On April 27, 2016, the Company expanded the borrowing capacity under the Revolving Credit Facility from $600.0 million to $800.0 million by partially exercising the accordion feature under the terms of the Credit Agreement. The Revolving Credit Facility also includes a $50.0 million sub-limit for swing-line loans and up to $60.0 million available for issuance of letters of credit. Swing-line loans and letters of credit reduce availability under the Revolving Credit Facility on a dollar-for-dollar basis. On November 3, 2015, the Company entered into a first amendment to the Credit Agreement. The amendment conforms certain of the terms and covenants to those in the Term Loan Agreement, including limiting the requirement of subsidiary guaranties to material subsidiaries (as defined in the Credit Agreement) meeting certain conditions. At December 31, 2017, there were no subsidiaries meeting this requirement.
The Revolving Credit Facility bears interest at a rate equal to LIBOR plus 0.875% to 1.55% per annum or a specified base rate plus 0.0% to 0.55% and requires a facility fee in an amount equal to the aggregate revolving credit commitments (whether or not utilized) multiplied by a rate equal to 0.125% to 0.30% per annum, in each case depending on the Corporation's credit rating. As of December 31, 2017, the Revolving Credit Facility bore interest at LIBOR plus 1.25% based on the Company's credit rating and incurred a facility fee of 0.25% per annum.
The Operating Partnership may voluntarily prepay the Revolving Credit Facility, in whole or in part, at any time, without premium or penalty, but subject to applicable LIBOR breakage fees, if any. Payment of the Revolving Credit Facility is unconditionally guaranteed by the Corporation and material subsidiaries that meet certain conditions (as defined in the Credit Agreement). The Revolving Credit Facility is full recourse to the Operating Partnership and the aforementioned guarantors.
As a result of entering into the Revolving Credit Facility and expanding the borrowing capacity, the Company incurred origination costs of $4.8 million. These deferred financing costs are being amortized to interest expense over the remaining initial term of the Revolving Credit Facility. The unamortized deferred financing costs relating to the Revolving Credit Facility were $1.6 million and $2.9 million, at December 31, 2017 and 2016, respectively, and were recorded in deferred costs and other assets, net on the accompanying consolidated balance sheets.
As of December 31, 2017, $112.0 million was outstanding, there was $688.0 million of borrowing capacity available under the Revolving Credit Facility and no outstanding letters of credit. The Operating Partnership's ability to borrow under the Revolving Credit Facility is subject to ongoing compliance with a number of customary financial covenants and other customary affirmative and negative covenants. As of December 31, 2017, the Corporation and the Operating Partnership were in compliance with these financial covenants.
Term Loan
On November 3, 2015, the Company entered into a Term Loan Agreement among the Operating Partnership, as borrower, the Company as guarantor and the lenders that are parties thereto. The Term Loan Agreement provides for a $325.0 million senior unsecured term facility that has an initial maturity date of November 2, 2018, which may be extended at the Company's option pursuant to two one-year extension options, subject to the satisfaction of certain conditions and payment of an extension fee. In addition, an accordion feature allows the facility to be increased up to $600.0 million, subject to obtaining additional lender commitments. During the fourth quarter of 2015 and 2016, the Company exercised the accordion feature per the Credit Agreement and increased the term facility borrowing capacity from $325.0 million to $370.0 million and $420.0 million, respectively.
The Term Loan Agreement provides that borrowings bear interest at either LIBOR plus 1.35% to 1.80% per annum or a specified base rate plus 0.35% to 0.80% per annum, at the Operating Partnership's option. In each case, the applicable margin is determined based upon the Corporation's leverage ratio. If the Corporation obtains at least two credit ratings on its senior unsecured long-term indebtedness of BBB- from S&P or Fitch, Inc. or Baa3 from Moody's, the Operating Partnership may make an irrevocable election to have the margin based upon the Corporation's credit ratings. In April 2016, the Corporation received a first time rating of BBB- from Fitch and was upgraded to a BBB- corporate issuer rating by S&P. As a result, the Operating Partnership elected to change the interest rate grid from leveraged based pricing to credit rating based pricing in the second quarter of 2016. Under credit rating based pricing, borrowings bear interest at either LIBOR plus 0.90% to 1.75% per annum or a specified base rate plus 0.0% to 0.75% per annum, in each case depending on the Corporation’s credit ratings.
The Operating Partnership may voluntarily prepay the Term Loan, in whole or in part, at any time, without premium or penalty, but subject to applicable LIBOR breakage fees. Borrowings may be repaid without premium or penalty, and may be re-borrowed within 30 days up to the then available loan commitment and subject to occurrence limitations within any twelve-month period. Payment of the Term Loan is unconditionally guaranteed by the Corporation and, under certain circumstances, by one or more material subsidiaries (as defined in the Term Loan Agreement) of the Corporation. The obligations of the Corporation and any guarantor under the Term Loan are full recourse to the Corporation and each guarantor.
As a result of entering into the Term Loan, the Company incurred origination costs of $2.4 million. These deferred financing costs are being amortized to interest expense over the remaining initial term of the Term Loan. As of December 31, 2017 and 2016, the unamortized deferred financing costs relating to the Term Loan were $0.7 million and $1.5 million, respectively, and were recorded net against the principal balance of mortgages and notes payable and the Term Loan for 2017 and 2016, respectively, on the accompanying consolidated balance sheets.
As of December 31, 2017, there was a zero outstanding balance and $420.0 million of borrowing capacity available under the Term Loan. The Operating Partnership's ability to borrow under the Term Loan is subject to ongoing compliance with a number of customary financial covenants and other customary affirmative and negative covenants. The Corporation has unconditionally guaranteed all obligations of the Operating Partnership under the Term Loan Agreement. As of December 31, 2017, the Corporation and the Operating Partnership were in compliance with these financial covenants.
Senior Unsecured Notes
On August 18, 2016, the Operating Partnership completed a private placement of $300.0 million aggregate principal amount of senior notes through a Rule 144A offering with registration rights, which are guaranteed by the Corporation. The Senior Unsecured Notes were issued at 99.378% of their principal amount, resulting in net proceeds of $296.2 million, after deducting transaction fees and expenses. The Senior Unsecured Notes accrue interest at a rate of 4.450% per year, payable on March 15 and September 15 of each year, until the maturity date of September 15, 2026. The Company filed a registration statement with the SEC to exchange the private Senior Unsecured Notes for registered Senior Unsecured Notes with substantially identical terms, which became effective April 14, 2017. All $300.0 million aggregate principal amount of private Senior Unsecured Notes were tendered in the exchange for registered Senior Unsecured Notes.
The Senior Unsecured Notes are redeemable in whole at any time or in part from time to time, at the Operating Partnership’s option, at a redemption price equal to the sum of: an amount equal to 100% of the principal amount of the Senior Unsecured Notes to be redeemed plus accrued and unpaid interest and liquidated damages, if any, up to, but not including, the redemption date; and a make-whole premium calculated in accordance with the indenture. Notwithstanding the foregoing, if any of the Senior Unsecured Notes are redeemed on or after June 15, 2026 (three months prior to the maturity date of the Senior Unsecured Notes), the redemption price will not include a make-whole premium.
In connection with the offering, the Operating Partnership incurred $3.4 million in deferred financing costs. This amount is being amortized to interest expense over the life of the Senior Unsecured Notes. The unamortized deferred financing costs relating to the Senior Unsecured Notes were $3.0 million and $3.1 million as of December 31, 2017 and 2016, respectively, and recorded net against the Senior Unsecured Notes principal balance on the accompanying consolidated balance sheets.
In connection with the issuance of the Senior Unsecured Notes, the Corporation and Operating Partnership are subject to ongoing compliance with a number of customary financial covenants and other customary affirmative and negative covenants. As of December 31, 2017, the Corporation and the Operating Partnership were in compliance with these financial covenants.
Master Trust Notes
The Company has access to an asset-backed securitization platform, the Spirit Master Funding Program, to raise capital through the issuance of non-recourse net-lease mortgage notes collateralized by commercial real estate, net-leases and mortgage loans. The Spirit Master Funding Program consists of two separate securitization trusts, Master Trust 2013 and Master Trust 2014, each of which have one or multiple bankruptcy-remote, special purpose entities as issuers or co-issuers of the notes. Each issuer is an indirect wholly-owned special purpose entity of the Corporation and of the Operating Partnership.
Master Trust 2013
In December 2013, an indirect wholly-owned subsidiary of the Company issued $330.0 million aggregate principal amount of investment grade rated net-lease mortgage notes comprised of $125.0 million of 3.89% interest-only notes expected to be repaid in December 2018 and $205.0 million of 5.27% amortizing notes expected to be repaid in December 2023.
Master Trust 2014
In November 2014, the existing issuers under Master Trust 2014 and two additional indirect wholly-owned subsidiaries of the Company, collectively as co-issuers, completed the issuance of $510.0 million aggregate principal amount of net-lease mortgage notes comprised of $150.0 million of 3.50% interest-only notes expected to be repaid in January 2020 and $360.0 million of 4.63% amortizing notes (interest-only through November 2017) expected to be repaid in January 2030.
In December 2017, the existing issuers under Master Trust 2014, collectively as co-issuers, completed the issuance of $674.4 million aggregate principal amount of net-lease mortgage notes comprised of $542.4 million of 4.36%, Class A, amortizing notes and $132.0 million of 6.35%, Class B, interest-only notes, each class of Notes have an anticipated repayment date in December 2022 and a legal final payment date in December 2047. (Refer to Note 17. Subsequent Events, regarding repricing of the Class B Notes). Spirit Realty acquired $27.1 million in aggregate principal amount of Class A Notes and $6.6 million in aggregate principal amount of Class B Notes from the Issuer to satisfy its regulatory risk retention obligations. In conjunction with the issuance, the Company pre-paid Series 2014-1 Class A1 of the 2014 notes.
The Master Trust Notes are summarized below:

	Stated Rates (1)	Maturity	December 31, 2017	December 31, 2016
		(in Years)	(in Thousands)
Series 2014-1 Class A1	—%	0.0	$—	$53,919
Series 2014-1 Class A2	5.4%	2.5	252,437	253,300
Series 2014-2	5.8%	3.2	222,683	226,283
Series 2014-3	5.7%	4.2	311,336	311,820
Series 2014-4 Class A1	3.5%	2.1	150,000	150,000
Series 2014-4 Class A2	4.6%	12.1	358,664	360,000
Series 2017-1 Class A (2)	4.4%	5.0	515,280	—
Series 2017-1 Class B (2)	6.4%	5.0	125,400	—
Total Master Trust 2014 notes	5.0%	5.4	1,935,800	1,355,322
Series 2013-1 Class A	3.9%	1.0	125,000	125,000
Series 2013-2 Class A	5.3%	6.0	187,704	192,384
Total Master Trust 2013 notes	4.7%	4.0	312,704	317,384
Total Master Trust Notes			2,248,504	1,672,706
Debt discount, net			(36,188)	(18,787)
Deferred financing costs, net			(24,010)	(16,376)
Total Master Trust Notes, net			$2,188,306	$1,637,543
(1) Represents the individual series stated interest rate as of December 31, 2017 and the weighted average stated rate of the total Master Trust Notes, based on the collective series outstanding principal balances as of December 31, 2017.
(2) The Operating Partnership acquired $27.1 million in aggregate principal amount of Class A Notes and $6.6 million in aggregate principal amount of Class B Notes to satisfy its regulatory risk retention obligations.
As of December 31, 2017, the Master Trust 2014 notes were secured by 815 owned and financed properties issued by 5 indirect wholly-owned subsidiaries of the Corporation. The notes issued under Master Trust 2014 are cross-collateralized by the assets of all issuers within this trust. As of December 31, 2017, the Master Trust 2013 notes were secured by 296 owned and financed properties issued by a single indirect wholly-owned subsidiary of the Corporation.
CMBS
As of December 31, 2017, indirect wholly-owned special purpose entity subsidiaries of the Corporation were borrowers under 6 fixed-rate non-recourse loans, excluding six defaulted loans, which have been securitized into CMBS and are secured by the borrowers' respective leased properties and related assets. The stated interest rates as of December 31, 2017 for these fixed-rate notes ranged from 4.67% to 6.00% with a weighted average stated rate of 5.35%. As of December 31, 2017, these fixed-rate loans were secured by 100 properties. As of December 31, 2017 and December 31, 2016, the unamortized deferred financing costs associated with the CMBS loans were $3.9 million and $4.7 million, respectively, and recorded net against the principal balance of the mortgages and notes payable on the accompanying consolidated balance sheets. The deferred financing costs are being amortized to interest expense over the term of the respective loans. During June, 2016, the Company repaid the remaining eight CMBS variable-rate loans and terminated the related interest rate swap agreements.
As of December 31, 2017, certain borrowers were in default under the loan agreements relating to six separate CMBS fixed-rate loans where eight properties securing the respective loans were no longer generating sufficient revenue to pay the scheduled debt service. The default interest rate on these loans was between 7.53% and 10.62%. Each defaulted borrower is a bankruptcy remote special purpose entity and the sole owner of the collateral securing the loan obligations. As of December 31, 2017, the aggregate principal balance under the defaulted CMBS loans was $64.3 million, which includes $13.2 million of interest added to principal. In addition, approximately $1.5 million of lender controlled restricted cash is being held in connection with these loans that may be applied to reduce amounts owed.
Convertible Notes
In May 20, 2014, the Company issued $402.5 million aggregate principal amount of 2.875% convertible notes due in 2019 and $345.0 million aggregate principal amount of 3.75% convertible notes due in 2021. Interest on the Convertible Notes is payable semiannually in arrears on May 15 and November 15 of each year. The 2019 Notes will mature on May 15, 2019 and the 2021 Notes will mature on May 15, 2021. Proceeds from the issuance were contributed to the Operating Partnership and are recorded as a note payable to Spirit Realty Capital, Inc., on the consolidated balance sheets of the Operating Partnership.
The Convertible Notes are convertible only during certain periods and, subject to certain circumstances, into cash, shares of the Corporation's common stock, or a combination thereof. The initial conversion rate applicable to each series is 76.3636 per $1,000 principal note (equivalent to an initial conversion price of $13.10 per share of common stock, representing a 22.5% premium above the public offering price of the common stock offered concurrently at the time the Convertible Notes were issued). The conversion rate is subject to adjustment for certain anti-dilution events, including special distributions and regular quarterly cash dividends exceeding $0.16625 per share. As of December 31, 2017, the conversion rate was 77.3144 per $1,000 principal note. Earlier conversion may be triggered if shares of the Corporation's common stock trades higher than the established thresholds, if the Convertible Notes trade below established thresholds, or certain corporate events occur.
In connection with the issuance of the Convertible Notes, the Company recorded a discount of $56.7 million, which represents the estimated value of the embedded conversion feature for each of the Convertible Notes. The discount is being amortized to interest expense using the effective interest method over the term of each of the 2019 Notes and 2021 Notes. As of December 31, 2017 and December 31, 2016, the unamortized discount was $23.7 million and $33.5 million, respectively. The discount is shown net against the aggregate outstanding principal balance of the Convertible Notes on the accompanying consolidated balance sheets. The equity component of the conversion feature is recorded in capital in excess of par value in the accompanying consolidated balance sheets, net of financing transaction costs.
In connection with the offering, the Company also incurred $19.6 million in deferred financing costs. This amount has been allocated on a pro-rata basis to each of the Convertible Notes and is being amortized to interest expense over the term of each note. As of December 31, 2017 and December 31, 2016, the unamortized deferred financing costs relating to the Convertible Notes was $8.0 million and $11.4 million, respectively, and recorded net against the Convertible Notes principal balance on the accompanying consolidated balance sheets.
Debt Extinguishment
During the year ended December 31, 2017, the Company extinguished a total of $238.5 million aggregate principal amount of indebtedness with a weighted average contractual interest rate of 5.5%. As a result of these transactions, the Company recognized a net loss on debt extinguishment of approximately $1.6 million. The loss was primarily attributable to the lender make-whole payment associated with early payoff of one series of the Master Trust 2014 notes.
During the year ended December 31, 2016, the Company extinguished a total of $883.0 million aggregate principal amount of senior mortgage indebtedness with a weighted average contractual interest rate of 6.01%. As a result of these transactions, the Company recognized a net gain on debt extinguishment during the year ended December 31, 2016 of approximately $0.2 million. The gain was primarily attributable to the extinguishment of seven defaulted mortgage loans upon the sale of the related properties to third parties.
Debt Maturities
As of December 31, 2017, scheduled debt maturities of the Company’s Revolving Credit Facilities, Term Loan, mortgages and notes payable and Convertible Notes, including balloon payments, are as follows (in thousands):

	Scheduled Principal	Balloon Payment	Total
2018 (1)	$41,877	$189,312	$231,189
2019	44,135	514,500	558,635
2020	48,910	365,903	414,813
2021	32,402	554,753	587,155
2022	32,557	983,480	1,016,037
Thereafter	188,177	744,645	932,822
Total	$388,058	$3,352,593	$3,740,651

(1) The balloon payment balance in 2018 includes $64.3 million for the acceleration of principal payable, including $13.2 million of capitalized interest, following an event of default under 6 separate non-recourse CMBS loans.
Interest Expense
The following table is a summary of the components of interest expense related to the Company's borrowings (in thousands):

	Years Ended December 31,
	2017	2016	2015
Interest expense – Revolving Credit Facilities (1)	$7,957	$3,314	$2,698
Interest expense – Term Loan	9,793	5,218	888
Interest expense – mortgages and notes payable	111,049	143,233	184,439
Interest expense – Convertible Notes (2)	24,509	24,509	24,509
Interest expense – Unsecured Senior Notes	13,351	4,932	—
Non-cash interest expense:
Amortization of deferred financing costs	9,896	9,070	7,937
Amortization of net losses related to interest rate swaps	—	93	108
Amortization of debt discount/(premium), net	13,572	6,217	2,322
Total interest expense	$190,127	$196,586	$222,901

(1) Includes facility fees of approximately $2.1 million, $2.0 million and $1.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.
(2) Included in interest expense on the Operating Partnership's consolidated statements of operations are amounts paid to the Corporation by the Operating Partnership related to the notes payable to Spirit Realty Capital, Inc.